Exhibit 99.2
Third Quarter 2007 Supplemental Financial Report
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
September 30, 2007
TOC

Quarterly Supplemental Disclosure
September 30, 2007
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning, developing and operating industrial properties and business parks in the Washington, D.C. metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value.

Corporate Headquarters	7600 Wisconsin Avenue	Investor Relations	Tripp Sullivan
	11th Floor		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass Chief Financial Officer (301) 986-9200 bbass@first-potomac.com

Web Site	www.first-potomac.com
Note that certain figures are rounded to the nearest thousand throughout this document which may impact footing and/or crossfooting of subtotals and totals.

Quarterly Supplemental Disclosure
September 30, 2007
RECONCILIATION OF EBITDA TO NET INCOME
(unaudited, dollars in thousands)
(percentages are representative of total revenues)

	Three Months Ended
	September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006
OPERATING REVENUES
Rental	$26,109	83.7%	$25,794	84.0%	$24,920	83.1%	$23,256	83.6%	$22,865	84.3%
Tenant reimbursements and other	5,077	16.3%	4,895	16.0%	5,056	16.9%	4,552	16.4%	4,264	15.7%

	31,186	100.0%	30,689	100.0%	29,976	100.0%	27,808	100.0%	27,129	100.0%

PROPERTY EXPENSES
Property operating	6,730	21.6%	6,168	20.1%	6,558	21.9%	5,541	19.9%	5,536	20.4%
Real estate taxes and insurance	2,933	9.4%	2,829	9.2%	2,634	8.8%	2,448	8.8%	2,257	8.3%

NET OPERATING INCOME	$21,523	69.0%	$21,692	70.7%	$20,784	69.3%	$19,819	71.3%	$19,336	71.3%

OTHER INCOME (EXPENSE)
General and administrative	(2,362)	7.6%	(2,621)	8.5%	(2,966)	9.9%	(2,332)	8.4%	(2,436)	9.0%
Interest and other income	123	0.4%	172	0.6%	194	0.6%	289	1.0%	175	0.6%

EBITDA	19,284	61.8%	19,243	62.7%	18,012	60.1%	17,776	63.9%	17,075	62.9%

Depreciation and amortization	(9,915)		(10,392)		(9,948)		(9,542)		(9,174)
Interest expense	(9,137)		(8,835)		(8,289)		(7,502)		(7,155)

Income (loss) from continuing operations before minority interests	232		16		(225)		732		746

Minority interests	(7)		—		5		(28)		(28)

NET INCOME (LOSS)	$225		$16		$(220)		$704		$718

Quarterly Supplemental Disclosure
September 30, 2007
FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
FUNDS FROM OPERATIONS (“FFO”)

Net income (loss)	$225	$16	$(220)	$704	$718
Add back:
Depreciation & amortization of real estate assets[1]	9,915	10,392	9,948	9,542	9,174
Minority interests	7	—	(5)	28	28

FFO	$10,147	$10,408	$9,723	$10,274	$9,920

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO	$10,147	$10,408	$9,723	$10,274	$9,920
Non-cash stock-based compensation	408	401	314	293	338
Straight-line rent, net[2]	(43)	(113)	(263)	(213)	(283)
Deferred market rent	(412)	(453)	(434)	(446)	(676)
Non-real estate depreciation[1]	196	175	198	142	107
Debt fair value amortization	(799)	(781)	(755)	(798)	(760)
Amortization of finance costs	323	232	260	257	203
Amortization of discounts	141	141	141	47	—
Tenant improvements[3]	(1,601)	(1,057)	(711)	(636)	(202)
Leasing commissions[3]	(845)	(561)	(859)	(353)	(290)
Capital expenditures[3]	(528)	(593)	(620)	(1,073)	(901)

AFFO	$6,987	$7,799	$6,994	$7,494	$7,456

Total weighted average shares and OP units
Basic	24,880	24,804	24,847	24,947	24,163

Diluted	25,004	25,004	25,093	25,207	24,446

FFO per share:
FFO per share and unit — basic and diluted	$0.41	$0.42	$0.39	$0.41	$0.41

AFFO per share:
AFFO per share and unit — basic	$0.28	$0.31	$0.28	$0.30	$0.31

AFFO per share and unit — diluted	$0.28	$0.31	$0.28	$0.30	$0.30

[1]Non-real estate depreciation is classified in general and administrative expense.

[2]Straight-line rent is net of rent abatement and write-off of uncollectible accounts.

[3]The following first-generation, development and redevelopment costs have been excluded from the calculation of AFFO:

First-generation costs
Tenant improvements	$1,268	$1,328	$593	$639	$100
Leasing commissions	376	221	137	127	156
Capital expenditures	2,412	1,417	1,140	1,072	2,134
Development	2,767	1,952	2,766	2,866	1,633
Redevelopment	239	35	—	—	—

	$7,062	$4,953	$4,636	$4,704	$4,023

Quarterly Supplemental Disclosure
September 30, 2007
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Total base rent	$21,838	$22,301	$57,866	$58,271
Tenant reimbursement and other	4,310	4,014	11,624	11,385
Property operating expenses	(5,468)	(5,424)	(14,386)	(13,620)
Real estate taxes and insurance	(2,500)	(2,165)	(6,261)	(5,863)

Same-property[1] NOI — accrual basis	18,180	18,726	48,843	50,173

Straight-line revenue, net	(37)	(256)	(156)	(799)
Deferred market rental revenue	(354)	(671)	(909)	(1,452)

Same-property[1] NOI — cash basis	$17,789	$17,799	$47,778	$47,922

Change in same-property NOI — accrual basis	-2.9%		-2.7%
Change in same-property NOI — cash basis	-0.1%		-0.3%

Change in Same Property NOI — accrual basis
Rental revenue increase (decrease)	$(303)		$217
Tenant reimbursement and other increase	296		239
Occupancy decrease	(160)		(622)
Expense increase	(379)		(1,164)

	$(546)		$(1,330)

Same property percentage of total portfolio (sf)	84.7%	95.1%	72.5%	81.4%

Analysis of Same Property NOI

Total revenue	$31,186	$27,129	$91,851	$76,727
Property operating expenses	6,730	5,536	19,456	14,652
Real estate taxes and insurance	2,933	2,257	8,396	6,578

NOI	21,523	19,336	63,999	55,497

Less: Non-same property NOI[2]	(3,343)	(610)	(15,156)	(5,324)

Same-property[1] NOI — accrual basis	18,180	18,726	48,843	50,173

Straight-line revenue, net	(37)	(256)	(156)	(799)
Deferred market rental revenue	(354)	(671)	(909)	(1,452)

Same-property[1] NOI — cash basis	$17,789	$17,799	$47,778	$47,922

Change in same-property NOI — accrual basis	-2.9%		-2.7%
Change in same-property NOI — cash basis	-0.1%		-0.3%

[1]	Same-property comparisons are based upon those properties owned for the entirety of the periods presented. Same property results exclude the results of the following non-same properties: 6600 Business Parkway, Gateway 270 West, Davis Drive, Indian Creek Court, Gateway II, Owings Mills Commerce Center, Park Central, Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen, Ammendale Commerce Center, John Marshall Highway (Building II), River’s Bend II and Annapolis Commerce Park East. Also, same-property results for the nine months ended September 30, 2007 and 2006 exclude Northridge I & II, River’s Bend Center, Crossways I, Sterling Park Business Center, 1408 Stephanie Way, Airpark Business Center, Chesterfield Business Center and Hanover Business Center.

[2]	Non-same property NOI has been adjusted to reflect a normalized management fee percentage in lieu of an administrative overhead allocation for comparative purposes.

Quarterly Supplemental Disclosure
September 30, 2007
CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except per share amounts)

	September 30, 2007	December 31, 2006
	(unaudited)
Assets
Rental property, net	$975,539	$884,882
Cash and cash equivalents	4,210	41,367
Escrows and reserves	12,146	11,139
Accounts and other receivables, net of allowance for doubtful accounts of $636 and $334, respectively	3,901	4,212
Accrued straight-line rents, net of allowance for doubtful accounts of $43 and $41, respectively	6,249	4,973
Deferred costs, net	11,945	9,006
Prepaid expenses and other assets	7,711	6,191
Intangible assets, net	30,347	32,797

Total assets	$1,052,048	$994,567

Liabilities
Mortgage loans	$392,220	$391,393
Exchangeable senior notes, net of discount	122,656	122,234
Senior notes	75,000	75,000
Secured term loan	50,000	—
Unsecured revolving credit facility	25,100	—
Accounts payable and accrued expenses	13,191	8,898
Accrued interest	5,395	2,420
Rents received in advance	3,311	3,196
Tenant security deposits	5,407	4,965
Deferred market rent	9,741	8,883

Total liabilities	702,021	616,989

Minority interest	11,802	13,992

Shareholders’ Equity
Common shares, $0.001 par value, 100,000 common shares authorized; 24,251 and 24,127 shares issued and outstanding, respectively	24	24
Additional paid-in capital	429,555	430,271
Dividends in excess of accumulated earnings	(91,354)	(66,709)

Total shareholders’ equity	338,225	363,586

Total liabilities and shareholders’ equity	$1,052,048	$994,567

Quarterly Supplemental Disclosure
September 30, 2007
TOTAL MARKET CAPITALIZATION
(unaudited, amounts in thousands)

		Percent of
		Total Market
		Capitalization
Total common shares outstanding	24,251
Operating Partnership (“OP”) units held by third parties	807

Total common shares and OP units	25,058

Market price at September 30, 2007	$21.80

Total equity capitalization	$546,264	45.1%

Debt capitalization
Fixed-rate debt	$589,876	48.7%
Floating-rate debt	75,100	6.2%

Total debt capitalization	$664,976	54.9%

Total market capitalization	$1,211,240	100.0%

Quarterly Supplemental Disclosure
September 30, 2007
SELECTED OPERATING RATIOS
(unaudited, dollars in thousands)

	Three Months Ended
	September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006
COVERAGE RATIO

Interest Coverage Ratio
EBITDA	$19,284		$19,243		$18,012		$17,776		$17,075
Divided by Interest Expense	9,137		8,835		8,289		7,502		7,155

	2.11	x	2.18	x	2.17	x	2.37	x	2.39	x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense	$2,362		$2,621		$2,966		$2,332		$2,436
Real Estate Revenues	31,186		30,689		29,976		27,808		27,129

	7.6%		8.5%		9.9%		8.4%		9.0%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$664,976		$655,800		$613,711		$588,627		$493,750
Total Market Capitalization	1,211,240		1,239,051		1,324,847		1,318,356		1,250,701

	54.9%		52.9%		46.3%		44.6%		39.5%

Quarterly Supplemental Disclosure
September 30, 2007
OUTSTANDING DEBT
(unaudited, amounts in thousands)

		Principal
		Balance		Effective
	Effective Interest	September 30,	Annualized Debt	Maturity	Balance at
Encumbered Properties	Rate	2007	Service	Date	Maturity
Fixed Rate Debt

Herndon Corporate Center[1]	5.66%	$8,567	$603	4/1/2008	$8,549
Norfolk Commerce Park II1	5.28%	7,259	648	8/7/2008	7,034

Deer Park Center[1] 6900 English Muffin Way[1] Gateway Center[1] Gateway West[1] 4451 Georgia Pacific[1] 20270 Goldenrod Lane[1] 15 Worman’s Mills Court[1] Girard Business Center[1]	5.54%	74,146	6,434	9/11/2008	71,825
Girard Place[1] Old Courthouse Square[1] Patrick Center[1] 7561 Lindbergh Drive[1] West Park[1] Woodlands Business Center[1]

Glenn Dale Business Center[1]	5.13%	8,581	780	5/1/2009	8,033
4200 Tech Court	8.07%	1,758	168	10/1/2009	1,705
Park Central I1	5.66%	5,048	519	11/1/2009	4,523
4212 Tech Court	8.53%	1,715	169	6/1/2010	1,654
Park Central II1	5.66%	6,267	638	11/1/2010	5,289
Enterprise Center[1]	5.20%	18,937	1,647	12/1/2010	16,712
Indian Creek Court[1]	5.90%	13,292	1,162	1/1/2011	11,982
403 and 405 Glenn Drive[1]	5.50%	8,854	746	7/1/2011	7,807
4612 Navistar Drive[1]	5.20%	13,673	1,131	7/11/2011	11,921
Campus at Metro Park North[1]	5.25%	25,076	2,028	2/11/2012	21,581
1434 Crossways Boulevard Building II1	5.38%	10,615	826	8/5/2012	8,866
Crossways Commerce Center	6.70%	25,468	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	16,065	1,316	10/1/2012	14,706
Prosperity Business Center[1]	5.75%	3,888	332	1/1/2013	3,242
Aquia Commerce Center I	7.28%	752	165	2/1/2013	42
1434 Crossways Boulevard Building I1	5.38%	9,050	665	3/5/2013	7,597
Linden Business Center[1]	5.58%	7,548	559	10/1/2013	6,596
Owings Mills Business Center[1]	5.75%	5,764	425	3/1/2014	5,066
Annapolis Commerce Park East[1]	6.25%	8,861	665	6/1/2014	8,010

Plaza 500 Van Buren Business Park Rumsey Center Snowden Center	5.19%	100,000	5,190	8/1/2015	100,000
Greenbrier Technology Center II Norfolk Business Center Alexandria Corporate Park

Hanover Business Center
Hanover Building D1	6.63%	985	161	8/1/2015	13
Hanover Building C1	6.63%	1,383	161	12/1/2017	13

Chesterfield Business Center
Chesterfield Buildings C, D, G and H1	6.63%	2,562	414	8/1/2015	34
Chesterfield Buildings A, B, E and F1	6.63%	2,861	318	6/1/2021	26

Gateway Centre Building I1	5.88%	1,684	239	11/1/2016	—
Airpark Business Center[1]	6.63%	1,561	173	6/1/2021	14

		$392,220	$30,369		$356,153

Convertible Debt
Exchangeable Senior Notes[2]	4.45%	$122,656	$5,000	12/15/2011	$125,000

Senior Unsecured Debt
Series A Notes	6.41%	$37,500	$2,404	6/15/2013	$37,500
Series B Notes	6.55%	37,500	2,456	6/15/2016	37,500

		$75,000	$4,860		$75,000

Total Fixed Rate Debt		$589,876	$40,229		$556,153

Quarterly Supplemental Disclosure
September 30, 2007
OUTSTANDING DEBT CONTINUED
(unaudited, amounts in thousands)

		Principal
		Balance		Effective
	Effective	September 30,	Annualized	Maturity	Balance at
	Interest Rate	2007	Debt Service	Date	Maturity
Floating Rate Debt
Secured Term Loan[3]	LIBOR + 1.10%	50,000	3,110	8/7/2010	50,000
Unsecured Revolving Credit Facility[4]	LIBOR + 1.20%	25,100	1,586	4/26/2010	25,100

Total at September 30, 2007		$664,976	$44,925		$631,253

[1]	The balance includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impacts at September 30, 2007 and actual interest rates are:

		Contractual
Property	Fair Value Impact	Interest Rate
Herndon Corporate Center	$(48)	5.11%
Deer Park through Woodlands Business Center	1,072	6.71%
Norfolk Commerce Park II	121	6.90%
4612 Navistar Drive	1,065	7.48%
Campus at Metro Park North	1,813	7.11%
Enterprise Center	1,538	8.03%
Glenn Dale Business Center	390	7.83%
Gateway Centre Building I	96	7.35%
1434 Crossways Boulevard Building I	605	6.25%
1434 Crossways Boulevard Building II	970	7.05%
403 and 405 Glenn Drive	615	7.60%
Linden Business Center	164	6.01%
Owings Mills Business Center	31	5.85%
Prosperity Business Center	69	6.25%
Airpark Business Center	74	7.45%
Hanover Building C	77	7.88%
Hanover Building D	79	8.88%
Chesterfield Buildings A, B, E and F	135	7.45%
Chesterfield Buildings C, D, G and H	173	8.50%
Indian Creek Court	749	7.80%
Park Central I	238	8.00%
Park Central II	462	8.32%
Annapolis Commerce Park East	(250)	5.74%

Total fair value increase (decrease)	$10,238

[2]	The notes were issued on December 11, 2006 at a $2.8 million discount.

[3]	On August 7, 2007, the Company entered into a $50.0 million Secured Term Loan Facility with Key Bank, N.A. The facility, which matures in August 2010, has a one-year extension option and can be expanded to $100.0 million. Borrowings on the facility bear interest at 70 to 125 basis points over LIBOR, depending on the Company’s overall leverage.

[4]	As of September 30, 2007, the borrowing base for the unsecured revolving credit facility included the following properties: 13129 Airpark Road, Virginia Center, Aquia Commerce Center II, Airpark Place, 15395 John Marshall Highway, Gateway West II, Crossways II, Windsor at Battlefield, Reston Business Campus, 1400 Cavalier Boulevard, Gateway Centre (Building II), 2000 Enterprise Parkway, Diamond Hill Distribution Center, Linden Business Center (Building I), 1000 Lucas Way, River’s Bend Center, Northridge I & II, Crossways I, Sterling Park Business Center, Sterling Park Land, 1408 Stephanie Way, Davis Drive, Gateway 270 West, Interstate Plaza, Gateway II, Owings Mills Commerce Center, Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen, Ammendale Commerce Center, River’s Bend Center II, Park Central (Building V) and Hanover AB.

Quarterly Supplemental Disclosure
September 30, 2007
NET ASSET VALUE ANALYSIS
(unaudited, in thousands)

	2007-Q3	Annualized
Income Statement Items

Total Portfolio In-Place Cash NOI
Total GAAP Revenue	$31,186	$124,744
Straight-line and Deferred Market Rents	(456)	(1,824)
Management Fee Adjustment	357	1,428
Property Operating Costs	(9,668)	(38,672)

Total Portfolio In-Place Cash NOI	$21,419	$85,676

Total Portfolio Cash NOI @ 94% Occupancy
Total Revenue	$33,657	$134,628
Straight-line and Deferred Market Rents	(834)	(3,336)
Property Operating Costs	(9,806)	(39,224)

Total Portfolio Cash NOI	$23,017	$92,068

Balance Sheet Items

Land for Future Development & CIP
Original Cost Basis of Land held for Future Development	$18,510
Original Cost Basis of Development Assets	4,490
Original Cost Basis of Redevelopment Assets[1]	17,639
Construction In Progress	11,103

Total Land for Future Development & CIP	$51,742

Current Quarter Acquisitions
Cost Basis of Current Quarter Acquisitions	$—

Total Current Quarter Acquisitions	$—

Select Balance Sheet Items
Cash and cash equivalents, escrows and reserves	$16,118
Accounts and other receivables, net of allowance	3,901
Prepaid expenses and other assets	7,711
Accounts payable and accrued expenses	(12,954)
Accrued interest	(5,395)
Rents received in advance	(3,311)
Tenant security deposits	(5,407)
Mortgage and Senior Debt, cash principal balances	(654,738)

Total	$(654,075)

[1]	Represents portion of original purchase under redevelopment.

Quarterly Supplemental Disclosure
September 30, 2007
DEBT MATURITY SCHEDULE

Quarterly Supplemental Disclosure
September 30, 2007
PORTFOLIO SUMMARY
(unaudited)

			Leased at	Occupied at
	Square	Annualized	September 30,	September 30,	Occupancy at
Portfolio	Footage	Base Rent[1]	2007	2007	Acquisition
Core Portfolio[2]
Baltimore	876,732	$8,817,865	87.5%	85.2%
Suburban Maryland	2,155,975	20,245,632	93.7%	93.4%
Northern Virginia	2,670,106	28,822,265	90.3%	89.5%
Richmond	1,556,728	8,934,102	90.0%	88.7%
Norfolk	2,843,832	20,342,497	94.2%	94.2%

	10,103,373	87,162,361	91.8%	91.2%

Value-add Portfolio
Baltimore	—	—	—	—	—
Suburban Maryland	239,060	2,505,348	83.1%	68.3%	54.3%
Northern Virginia	281,369	3,142,357	89.6%	89.6%	58.9%
Richmond	204,280	2,010,733	89.8%	82.5%	78.1%
Norfolk	371,793	1,651,767	63.5%	19.7%	0.0%

	1,096,502	9,310,205	79.4%	59.9%	41.5%

Total	11,199,875	$96,472,566	90.6%	88.1%

Redevelopment[3]
Baltimore	—
Suburban Maryland	92,147
Northern Virginia	27,004
Richmond	—
Norfolk	83,549

	202,700

Grand Total	11,402,575

Estimated Move-In Schedule	Square Footage	Annualized Base Rent[1]
2007-Q4	145,945	$1,745,814
2008-Q1	134,589	585,462

Total	280,534	$2,331,276

[1]	Annualized cash rents have been adjusted to reflect triple-net equivalent.

[2]	Stabilized at acquisition.

[3]	Redevelopment of existing structures.

Quarterly Supplemental Disclosure
September 30, 2007
MARYLAND REGION
(unaudited)

						Leased at	Occupied at
		Property		Square	Annualized Cash	September 30,	September 30,
Property	Buildings	Type[1,2,3]	Location	Footage	Basis Rent[4]	2007	2007
SUBURBAN MD

Frederick
15 Worman’s Mill Court	1	BP	Frederick	39,966	$378,801	100.0%	100.0%
4451 Georgia Pacific Boulevard	1	MTI	Frederick	169,750	1,223,835	100.0%	100.0%
4612 Navistar Drive	1	STI	Frederick	215,085	1,852,988	100.0%	100.0%
6900 English Muffin Way	1	MTI	Frederick	165,690	1,177,515	100.0%	100.0%
Patrick Center	1	Office	Frederick	66,794	1,286,803	90.1%	90.1%
West Park	1	Office	Frederick	28,950	304,858	87.9%	87.9%

I-270 Corridor
20270 Goldenrod Lane	1	BP	Germantown	24,468	279,873	96.1%	96.1%
7561 Lindbergh Drive	1	STI	Gaithersburg	36,000	309,450	100.0%	100.0%
Airpark Place	3	BP	Gaithersburg	82,178	741,950	70.2%	70.2%
Campus at Metro Park North	4	BP	Rockville	190,238	3,868,681	100.0%	100.0%
Gateway 270 West	6	BP	Clarksburg	239,060	2,505,348	83.1%	68.3%
Gateway Center	2	BP	Gaithersburg	44,307	610,012	96.5%	96.5%
Girard Business Center	3	BP	Gaithersburg	123,744	980,958	67.1%	62.4%
Girard Place	4	BP	Gaithersburg	175,217	1,467,383	100.0%	100.0%

Beltsville
Ammendale Commerce Center	2	BP	Beltsville	53,611	467,557	100.0%	100.0%
Indian Creek Court	4	MTI	Beltsville	185,496	1,883,273	84.2%	84.2%

Other
Glenn Dale Business Center	1	MTI	Glenn Dale	315,191	1,726,314	96.4%	96.4%
Old Courthouse Square	1	Retail	Martinsburg, WV	201,350	1,253,824	96.6%	96.6%
Woodlands Business Center	1	Office	Largo	37,940	431,557	72.7%	72.7%

Total	39			2,395,035	22,750,980	92.7%	90.9%

BALTIMORE

Owings Mills
Deer Park	4	BP	Randallstown	171,125	1,008,770	75.2%	75.2%
Gateway West	4	BP	Westminster	110,107	961,140	79.7%	79.7%
Owings Mills Business Center	4	BP	Owings Mills	87,076	928,380	94.6%	94.6%
Owings Mills Commerce Center	2	BP	Owings Mills	132,765	1,287,136	95.2%	82.9%

Columbia
Rumsey Center	4	BP	Columbia	134,296	1,281,263	85.0%	85.0%
Snowden Center	4	BP	Columbia	140,061	1,836,894	91.1%	88.4%

Other
Annapolis Commerce Park East	2	Office	Annapolis	101,302	1,514,282	98.8%	98.8%

Total	24			876,732	8,817,865	87.5%	85.2%

Grand Total	63			3,271,767	$31,568,845	91.3%	89.4%

[1]	MTI = Multi-tenant industrial.

[2]	STI = Single-tenant industrial.

[3]	BP = Business Park.

[4]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2007
NORTHERN VIRGINIA REGION
(unaudited)

					Annualized	Leased at	Occupied at
		Property		Square	Cash Basis	September 30,	September 30,
Property	Buildings	Type[1,2,3]	Location	Footage	Rent[4]	2007	2007
Alexandria
Alexandria Corporate Park	1	MTI	Alexandria	279,070	$3,996,225	87.6%	80.4%
Interstate Plaza	1	STI	Alexandria	107,320	1,025,714	100.0%	100.0%
Plaza 500	2	MTI	Alexandria	504,602	5,533,971	99.1%	99.1%

Manassas
Gateway Centre	3	BP	Manassas	95,546	747,804	69.8%	69.8%
Linden Business Center	3	BP	Manassas	98,248	879,217	67.3%	67.3%
Windsor at Battlefield	2	BP	Manassas	153,510	1,555,622	83.5%	83.5%

Reston/Herndon
Herndon Corporate Center	4	BP	Herndon	127,576	1,590,899	73.4%	73.4%
Van Buren Business Park	5	BP	Herndon	107,877	1,321,651	76.6%	75.4%
Reston Business Campus	4	BP	Reston	82,584	1,112,087	93.9%	93.9%

Sterling
403/405 Glenn Drive	2	BP	Sterling	185,247	1,201,025	87.3%	87.3%
Davis Drive	1	BP	Sterling	53,045	391,030	84.2%	84.2%
Sterling Park Business Center	2	BP	Sterling	127,859	1,586,736	96.9%	96.9%

Chantilly
Enterprise Center	4	BP	Chantilly	188,758	2,581,164	82.0%	82.0%
Tech Court	2	BP	Chantilly	64,064	488,965	77.0%	77.0%

Other
13129 Airpark Road	1	MTI	Culpeper	149,795	820,436	100.0%	100.0%
15395 John Marshall Highway	1	STI	Haymarket	236,082	2,993,520	100.0%	100.0%
Newington Business Park Center	7	MTI	Lorton	254,242	2,429,837	94.3%	94.3%
Prosperity Business Center	1	BP	Merrifield	71,562	829,281	100.0%	100.0%
Aquia Commerce Center I & II	2	BP	Stafford	64,488	879,438	100.0%	100.0%

Total	48			2,951,475	$31,964,622	90.2%	89.5%

[1]	MTI = Multi-tenant industrial.

[2]	STI = Single-tenant industrial.

[3]	BP = Business Park.

[4]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2007
SOUTHERN VIRGINIA REGION
(unaudited)

					Annualized	Leased at	Occupied at
		Property		Square	Cash Basis	September 30,	September 30,
Property	Buildings	Type[1,2,3]	Location	Footage	Rent[4]	2007	2007
RICHMOND

North
Virginia Center	1	BP	Glen Allen	119,446	$1,262,848	95.0%	84.8%
Northridge I, II	2	MTI	Ashland	140,390	716,298	91.6%	91.6%
Hanover Business Center	4	BP	Ashland	183,190	1,045,059	92.1%	87.8%

South
River’s Bend Center	4	MTI	Chester	492,633	2,765,388	83.8%	83.8%
River’s Bend Center II	2	BP	Chester	302,400	1,275,234	92.1%	92.1%
Airpark Business Center	2	BP	Richmond	42,144	287,786	91.7%	91.7%
Chesterfield Business Center	8	BP	Richmond	189,805	1,130,547	91.5%	91.5%
Park Central	3	BP	Richmond	204,280	2,010,733	89.8%	82.5%
Pine Glen	1	BP	Richmond	86,720	450,942	100.0%	100.0%

Total	27			1,761,008	10,944,835	90.0%	88.0%

NORFOLK

Crossways
Coast Guard Building	1	BP	Chesapeake	61,992	769,986	100.0%	100.0%
Crossways Commerce Center I	1	BP	Chesapeake	324,350	1,876,207	100.0%	100.0%
Crossways Commerce Center ll	2	BP	Chesapeake	147,736	1,530,558	100.0%	100.0%
Crossways I	1	BP	Chesapeake	143,398	1,558,696	85.1%	85.1%
Crossways II	1	BP	Chesapeake	85,099	906,140	89.8%	89.8%
1434 Crossways Boulevard	2	BP	Chesapeake	220,501	2,576,291	100.0%	100.0%
Stephanie Way	1	BP	Chesapeake	51,209	314,080	64.6%	64.6%

Greenbrier
Greenbrier Technology Center I	1	BP	Chesapeake	95,843	846,921	82.6%	82.6%
Greenbrier Technology Center II	1	BP	Chesapeake	79,684	670,674	99.0%	99.0%
Greenbrier Circle Corporate Center	2	BP	Chesapeake	229,163	2,201,741	89.6%	89.6%

Chesapeake/Other
1400 Cavalier Boulevard	3	MTI	Chesapeake	300,083	1,238,758	100.0%	100.0%
Diamond Hill Distribution Center	4	MTI	Chesapeake	712,550	2,945,947	94.8%	94.8%

Hampton
1000 Lucas Way	2	BP	Hampton	182,175	1,130,710	91.5%	91.5%
Enterprise Parkway	1	BP	Hampton	320,584	1,337,687	63.3%	12.5%

Norfolk
Norfolk Business Center	1	BP	Norfolk	90,682	811,187	97.6%	97.6%
Norfolk Commerce Park II	1	BP	Norfolk	128,147	989,705	74.2%	74.2%
Gateway II	1	BP	Norfolk	42,429	288,976	85.9%	85.9%

Total	26			3,215,625	21,994,264	90.6%	85.6%

Grand Total	53			4,976,633	$32,939,099	90.4%	86.4%

[1]	MTI = Multi-tenant industrial.

[2]	STI = Single-tenant industrial.

[3]	BP = Business Park.

[4]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2007
LAND AND PROPERTIES AVAILABLE FOR DEVELOPMENT OR REDEVELOPMENT
(unaudited, dollars in thousands)

	Developable	Square Feet Under			Estimated	Estimated
	Building	Development	Projected	Cost to	Date In	Stabilization	Expected
	Square Feet	/Redevelopment	Cost	Date	Service	Date	Return
MARYLAND

Assets Under Development/Redevelopment
Ammendale Commerce Center[1]	75,747	75,747	$2,700	$84	Q1-2008	Q1-2009	9%
Gateway 270 West[1]	16,400	16,400	240	1	Q3-2008	Q1-2009	10%
Snowden Center	4,500	4,500	1,000	100	Q1-2008	Q2-2008	12%

	96,647	96,647	3,940	185

Additional Developable Land
Glenn Dale Business Center	200,000
4612 Navistar Drive	50,000

	250,000

Total	346,647

NORTHERN VIRGINIA

Assets Under Development/Redevelopment
Sterling Park Business Center	57,900	57,900	9,700	680	Q2-2008	Q1-2009	9%
403/405 Glenn Drive[1]	11,954	11,954	500	2	Q1-2008	Q3-2008	10%
Linden Business Center[1]	10,350	10,350	100	—	Q3-2008	Q3-2008	10%
Gateway Centre[1]	4,700	4,700	100	10	Q4-2007	Q2-2008	10%

	84,904	84,904	10,400	692

Additional Developable Land
Sterling Park Business Center	392,100
Plaza 500	200,000
Linden Business Center	32,400

	624,500

Total	709,404

SOUTHERN VIRGINIA

Assets Under Development/Redevelopment
1400 Cavalier Boulevard	96,000	96,000	5,900	2,620	Q4-2007	Q2-2008	9%
Enterprise Parkway[1]	83,549	83,549	4,700	53	Q2-2008	Q3-2009	10%
Crossways Commerce Center I	46,392	46,392	5,400	2,430	Q4-2007	Q2-2008	11%

	225,941	225,941	16,000	5,103

Additional Developable Land
River’s Bend Center II	600,000
Chesterfield	35,700
Greenbrier	30,000
Norfolk Commerce Park II	17,500

	683,200

Total	909,141

Grand Total	1,965,192	407,492	$30,340	$5,980

[1]	Redevelopment of existing structure.

[2]	Interest, taxes and other expenses of $0.5 million and $0.9 million associated with development efforts were capitalized during the three and nine months ended September 30, 2007, respectively.

Quarterly Supplemental Disclosure
September 30, 2007
TOP TEN TENANTS
(unaudited)

					Percentage of
					Total
					Annualized	Weighted
		Number			Rental	Average
		of	Total Leased	Total Annualized	Revenue -	Remaining
Ranking	Tenant	Leases	Square Feet	Rental Revenue[1]	Cash Basis	Lease Years
1	U.S. Government	27	729,255	$8,002,126	8.3%	3.1
2	Engineering Solutions	1	236,082	2,993,520	3.1%	9.5
3	EDS	2	220,501	2,576,291	2.7%	3.7
4	FKI Logistex	1	215,085	1,852,988	1.9%	9.0
5	Lockheed Martin Corporation	8	148,940	1,704,378	1.8%	3.8
6	Sentara Healthcare	5	145,019	1,358,756	1.4%	5.6
7	Verizon Virginia, Inc.	6	92,829	1,317,343	1.4%	4.8
8	TDS Logisitics, Inc.	3	248,050	1,302,574	1.3%	0.6
9	State of MD — AOC	11	78,927	1,278,494	1.3%	5.2
10	First Data Corporation	1	117,336	1,238,622	1.3%	1.2

	Subtotal Top 10 Tenants	65	2,232,024	23,625,092	24.5%	4.5
	All Remaining Tenants	737	7,915,703	72,847,474	75.5%	3.8

	Total / Weighted Average	802	10,147,727	$96,472,566	100.0%	3.7

[1]	Annualized rental revenue is based on triple-net equivalent rental revenue as of September 30, 2007.
Tenant NAICS Classification by Total Annualized Rental Revenue

Quarterly Supplemental Disclosure
September 30, 2007
LEASE EXPIRATIONS
(unaudited)

		Gross Leased Area		Annualized Cash Rental Revenue
	Number of					Average
	Leases	Square	Percent		Percent of	Base Rent[1]
	Expiring	Footage	of Total	Amount	Total	per Sq. Ft.
Year of Lease Expiration

MTM	11	24,371	0.2%	$264,475	0.3%	$10.85
2007	52	540,762	5.3%	4,750,520	4.9%	8.78
2008	145	1,368,659	13.5%	12,202,283	12.6%	8.92
2009	152	1,761,966	17.4%	15,717,589	16.3%	8.92
2010	134	1,409,394	13.9%	14,529,772	15.1%	10.31
2011	122	2,265,599	22.3%	18,516,365	19.2%	8.17
2012	92	800,152	7.9%	9,132,719	9.5%	11.41
Thereafter	94	1,976,824	19.5%	21,358,843	22.1%	10.80

Total	802	10,147,727	100.0%	$96,472,566	100.0%	$9.51

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2007
LEASE EXPIRATIONS — CURRENT AND NEXT FOUR QUARTERS
(unaudited)

		Gross Leased Area		Annualized Cash Rental Revenue
	Number of					Average Base
	Leases	Square	Percent		Percent	Rent[1] per Sq.
	Expiring	Footage	of Total	Amount	of Total	Ft.
Quarter of Lease Expiration
2007 - Q3[2,3]	4	41,011	2.9%	$439,730	3.4%	$10.72
2007 - Q4	48	499,751	35.0%	4,310,790	33.1%	8.63
2008 - Q1	30	210,200	14.8%	2,076,233	15.9%	9.88
2008 - Q2	36	501,214	35.1%	4,301,525	33.1%	8.58
2008 - Q3	40	174,299	12.2%	1,882,836	14.5%	10.80

Total	158	1,426,475	100.0%	$13,011,114	100.0%	$9.12

[1]	Triple-net equivalent.

[2]	The Company treats leases that expire on the last day of the quarter as leased square footage since the tenant is contractually entitled to the space.

[3]	Of the 41,011 square feet of leases that expired on 9/30/2007, 6,400 square feet were renewed and 11,736 square feet were held over.

Quarterly Supplemental Disclosure
September 30, 2007
LEASING HISTORY BY ACQUISITION QUARTER1
(unaudited)

	Quarter Ending
	3/31/04	6/30/04	9/30/04	12/31/04	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07

IPO	93.7%	92.7%	93.9%	94.7%	96.2%	96.5%	94.8%	95.3%	95.5%	94.5%	94.8%	94.6%	94.7%	95.6%	95.4%
Post-IPO	82.0%	87.4%	89.7%	91.9%	92.2%	92.4%	89.7%	90.5%	90.9%	90.5%	91.1%	91.4%	92.7%	92.5%	89.3%
Q3-2004 Acquisitions			95.2%	94.3%	93.7%	94.3%	91.9%	92.5%	92.1%	91.5%	92.1%	91.4%	90.2%	91.2%	89.2%
Q4-2004 Acquisitions				92.0%	92.0%	91.5%	90.2%	93.2%	97.1%	97.1%	97.1%	97.1%	93.4%	92.5%	92.5%
Q1-2005 Acquisitions					91.6%	91.6%	91.6%	91.6%	91.6%	91.6%	92.2%	94.0%	94.0%	94.0%	93.9%
Q2-2005 Acquisitions						97.4%	97.3%	95.6%	95.6%	95.6%	93.8%	95.5%	95.5%	95.5%	94.4%
Q3-2005 Acquisitions							26.8%	42.0%	42.5%	44.7%	41.3%	49.4%	47.0%	46.7%	77.0%
Q4-2005 Acquisitions								94.5%	94.5%	90.3%	89.9%	89.9%	94.0%	90.0%	91.5%
Q1-2006 Acquisitions									88.4%	91.2%	91.2%	91.5%	93.5%	88.4%	87.1%
Q2-2006 Acquisitions										83.4%	91.7%	89.2%	93.4%	92.0%	88.8%
Q3-2006 Acquisitions											68.6%	68.7%	70.2%	76.1%	83.6%
Q4-2006 Acquisitions												82.0%	80.7%	87.0%	91.2%
Q1-2007 Acquisitions													93.8%	92.9%	91.3%
Q2-2007 Acquisitions														95.2%	95.2%

Total Portfolio	91.6%	91.5%	93.7%	93.8%	94.2%	94.9%	82.7%	89.3%	89.6%	88.7%	87.9%	88.1%	88.7%	88.7%	90.6%

[1]	Percentage leased excludes sold properties.

Quarterly Supplemental Disclosure
September 30, 2007
LEASING ANALYSIS
(unaudited)

	Three months ended	Nine months ended
Leasing Production[1]	September 30, 2007	September 30, 2007
New and Renewal Leases
Square footage of new and renewal leases	570,529	1,657,454
Number of new and renewal leases commencing	49	163

Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	449,060	1,425,051
Square footage of terminated leases	61,999	141,469

Total — expired/early renewal/terminated leases	511,059	1,566,520

Signed in advance of existing lease expiration	—	3,610
Commencement of previous advance leases	1,766	1,766
Pre-Leasing[2]	—	7,500

Net Absorption	61,236	81,590

New Leases
New square footage	254,585	634,894
Number of new leases commencing	18	68
Rental Change — Cash[3]
New base rent	$8.20	$8.67
Percentage change in base rent	5.1%	5.5%
Rental Change — GAAP[3]
New base rent	$8.67	$9.88
Percentage change in base rent	8.2%	16.6%
Average capital cost per square foot[4]	$7.74	$11.59
Average downtime between leases (months)	20.7	14.4
Average lease term (months)	78.1	64.3

Renewal Leases
Square footage of renewal leases	315,944	1,022,560
Number of renewal leases commencing	31	95
Retention rate	70%	72%

Suburban MD	87%	83%
Northern VA	42%	58%
Southern VA	66%	71%

Rental Change — Cash
New base rent	$9.30	$9.30
Expiring base rent	$8.99	$8.90
Percentage change in base rent	3.5%	4.5%
Rental Change — GAAP
New base rent	$9.74	$9.72
Expiring base rent	$8.76	$8.87
Percentage change in base rent	11.2%	9.6%

Average capital cost per square foot	$2.18	$2.31
Average lease term (months)	49.3	42.8

[1]	Includes 220,656 square feet of leases and associated costs for leases signed in Q3 2007, of which, 86,067 square feet will commence in Q4 2007 and 134,589 square feet will commence in Q1 2008.

[2]	Pre-leasing at Crossways Commerce Center; estimated construction completion in Q4 2007. A total of 22,500 square feet of pre-leasing will commence in Q4 2007.

[3]	Quarter lease comparison based on seven leases totaling 42,659 square feet.

[4]	Includes first and second generation TI costs.

Quarterly Supplemental Disclosure
September 30, 2007
PORTFOLIO BY SIZE
(unaudited)

					% of
Square Feet Under	Number		% of Total	Annualized Base	Annualized	Revenue per
Lease	of Leases	Leased Square Feet	Square Feet	Rent[1]	Rent	SF
0-4,999	379	926,260	9.1%	$10,930,285	11.3%	$11.80
5,000-9,999	170	1,189,942	11.7%	12,819,485	13.3%	10.77
10,000-14,999	88	1,055,888	10.4%	11,482,973	11.9%	10.88
15,000-19,999	42	707,975	7.0%	6,749,116	7.0%	9.53
20,000-24,999	27	600,814	5.9%	6,172,013	6.4%	10.27
25,000-29,999	20	536,008	5.3%	7,074,042	7.3%	13.20
30,000-34,999	18	580,936	5.7%	4,718,351	4.9%	8.12
35,000-39,999	11	403,927	4.0%	2,881,420	3.0%	7.13
40,000-44,999	6	249,770	2.5%	2,320,285	2.4%	9.29
45,000-49,999	9	419,199	4.1%	3,624,349	3.8%	8.65
50,000-54,999	3	159,108	1.6%	2,119,196	2.2%	13.32
55,000-59,999	2	114,805	1.1%	1,696,216	1.8%	14.77
60,000-64,999	4	246,072	2.4%	3,063,411	3.2%	12.45
65,000-69,999	2	135,321	1.3%	607,784	0.6%	4.49
70,000-74,999	2	143,860	1.4%	865,797	0.9%	6.02
85,000-79,999	1	87,120	0.9%	370,260	0.4%	4.25
90,000-94,999	1	94,950	0.9%	559,256	0.6%	5.89
100,000-104,999	1	104,218	1.0%	1,158,424	1.2%	11.12
105,000-109,999	1	107,320	1.1%	1,025,714	1.1%	9.56
115,000-119,999	3	348,619	3.4%	3,113,959	3.2%	8.93
120,000-124,999	5	608,301	6.0%	4,240,049	4.4%	6.97
125,000-129,999	1	127,108	1.3%	603,763	0.6%	4.75
130,000-134,999	1	134,589	1.3%	585,462	0.6%	4.35
155,000-159,999	1	158,400	1.6%	1,067,964	1.1%	6.74
215,000-219,999	2	431,135	4.2%	2,909,472	3.0%	6.75
235,000-239,999	1	236,082	2.4%	2,993,520	3.1%	12.68
240,000-244,999	1	240,000	2.4%	720,000	0.7%	3.00

Total	802	10,147,727	100.0%	$96,472,566	100.0%	$9.51

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2007
MARKET CONCENTRATION
(unaudited)
Market Concentration by Square Footage

	Maryland			Northern VA	Southern VA			Total
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal
Single-tenant industrial	—	2.2%	2.2%	3.1%	—	—	—	5.3%
Multi-tenant industrial	—	5.8%	5.8%	10.6%	5.7%	9.0%	14.7%	31.1%
Business Park	7.8%	10.3%	18.1%	12.7%	10.1%	19.7%	29.8%	60.6%
Office	—	1.2%	1.2%	—	—	—	—	1.2%
Retail	—	1.8%	1.8%	—	—	—	—	1.8%

Total	7.8%	21.3%	29.1%	26.4%	15.8%	28.7%	44.5%	100.0%

Market Concentration by Annualized Rent

	Maryland			Northern VA	Southern VA			Total
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal
Single-tenant industrial	—	2.2%	2.2%	4.2%	—	—	—	6.4%
Multi-tenant industrial	—	4.3%	4.3%	13.2%	3.6%	4.4%	8.0%	25.5%
Business Park	9.1%	13.7%	22.8%	15.7%	7.7%	18.5%	26.2%	64.7%
Office	—	2.1%	2.1%	—	—	—	—	2.1%
Retail	—	1.3%	1.3%	—	—	—	—	1.3%

Total	9.1%	23.6%	32.7%	33.1%	11.3%	22.9%	34.2%	100.0%

Quarterly Supplemental Disclosure
September 30, 2007
PORTFOLIO ANALYSIS
(unaudited)
PORTFOLIO BY MARKET

						Percentage
					Annualized	of
	Number of		Percent	Percent	Base Rent[1] -	Annualized
	Buildings	Square Feet	Leased	Occupied	Cash Basis	Base Rent[1]
Maryland	63	3,271,767	91.3%	89.4%	$31,568,845	32.7%
Baltimore	24	876,732	87.5%	85.2%	8,817,865	9.1%
Suburban MD	39	2,395,035	92.7%	90.9%	22,750,980	23.6%

Northern VA	48	2,951,475	90.2%	89.5%	31,964,622	33.1%

Southern VA	53	4,976,633	90.4%	86.4%	32,939,099	34.2%
Richmond	27	1,761,008	90.0%	88.0%	10,944,835	11.4%
Norfolk	26	3,215,625	90.6%	85.6%	21,994,264	22.8%

Total	164	11,199,875	90.6%	88.1%	$96,472,566	100.0%

PORTFOLIO BY PROPERTY TYPE

						Percentage
					Annualized	of
	Number of		Percent	Percent	Base Rent[1] -	Annualized
	Buildings	Square Feet	Leased	Occupied	Cash Basis	Base Rent[1]
Single-tenant industrial	4	594,487	100.0%	100.0%	$6,181,671	6.4%
Multi-tenant industrial	27	3,483,996	94.4%	93.9%	24,574,525	25.5%
Business Park	129	6,786,358	87.8%	83.9%	62,439,325	64.7%
Office	3	133,684	84.7%	84.7%	2,023,219	2.1%
Retail	1	201,350	96.6%	96.6%	1,253,826	1.3%

Total	164	11,199,875	90.6%	88.1%	$96,472,566	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage
	Number of		of Leased
	Leases	Square Feet[2]	Portfolio
Triple net	509	7,234,586	71.3%
Industrial gross	101	795,218	7.8%
Full service	192	2,117,923	20.9%

Total	802	10,147,727	100.0%

[1]	Triple-net equivalent.

[2]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
September 30, 2007
MARYLAND REGION
LEASE EXPIRATIONS
(unaudited)

				% of
	SF of			Annual	Base
Year of Lease	Expiring	% of	Annual Base	Base	Rent[1] per
Expiration	Leases	Total SF	Rent[1]	Rent[1]	SF
Vacant	285,762	8.7%	$—	—	$—
MTM	4,200	0.1%	105,096	0.3%	25.02
2007	132,370	4.1%	1,294,685	4.1%	9.78
2008	361,324	11.1%	4,122,398	13.1%	11.41
2009	495,168	15.1%	4,810,717	15.2%	9.72
2010	502,880	15.4%	4,634,046	14.7%	9.22
2011	459,119	14.0%	4,102,808	13.0%	8.94
2012	346,225	10.6%	4,552,792	14.4%	13.15
2015	641,639	19.6%	7,585,375	24.0%	11.82
2018	43,080	1.3%	360,928	1.2%	8.38

Total	3,271,767	100.0%	$31,568,845	100.0%	$10.57

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2007
NORTHERN VIRGINIA REGION
LEASE EXPIRATIONS
(unaudited)

				% of
	SF of			Annual	Base
Year of Lease	Expiring	% of	Annual Base	Base	Rent[1] per
Expiration	Leases	Total SF	Rent[1]	Rent[1]	SF
Vacant	288,822	9.8%	$—	—	$—
MTM	4,500	0.2%	47,031	0.1%	10.45
2007	214,840	7.3%	2,213,529	6.9%	10.30
2008	247,925	8.4%	2,617,663	8.2%	10.56
2009	443,912	15.0%	4,993,755	15.6%	11.25
2010	504,275	17.1%	6,254,903	19.6%	12.40
2011	317,106	10.7%	3,992,678	12.5%	12.59
2012	227,069	7.7%	2,392,783	7.5%	10.54
2013	185,033	6.3%	3,374,196	10.6%	18.24
2014	151,182	5.1%	1,246,143	3.9%	8.24
2015	84,881	2.9%	906,505	2.8%	10.68
2016	45,848	1.5%	931,916	2.9%	20.33
2017	236,082	8.0%	2,993,520	9.4%	12.68

Total	2,951,475	100.0%	$31,964,622	100.0%	$10.83

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2007
SOUTHERN VIRGINIA REGION
LEASE EXPIRATIONS
(unaudited)

	SF of			% of
Year of Lease	Expiring	% of	Annual Base	Annual	Base Rent[1]
Expiration	Leases	Total SF	Rent[1]	Base Rent[1]	per SF
Vacant	477,564	9.6%	$—	—	$—
MTM	15,671	0.3%	112,348	0.3%	7.17
2007	193,552	3.9%	1,242,306	3.8%	6.42
2008	759,410	15.3%	5,462,221	16.6%	7.11
2009	822,886	16.5%	5,913,117	18.0%	7.19
2010	402,239	8.1%	3,640,823	11.1%	9.05
2011	1,489,374	29.9%	10,420,879	31.6%	7.00
2012	226,858	4.6%	2,187,145	6.6%	9.64
2013	113,853	2.3%	1,226,070	3.7%	10.77
2014	84,961	1.7%	690,396	2.1%	8.13
2015	51,241	1.0%	372,722	1.1%	7.27
2016	134,589	2.7%	585,463	1.8%	4.35
2017	204,435	4.1%	1,085,609	3.3%	5.31

Total	4,976,633	100.0%	$32,939,099	100.0%	$7.32

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
September 30, 2007
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
The Company believes FFO, NOI, EBITDA and AFFO are appropriate measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
Net Operating Income
Management believes that NOI is a useful measure of the Company’s property operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s property and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of property performance in the real estate industry.
However, NOI should not be viewed as a measure of the Company’s overall financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
FFO
Management believes that FFO is a useful measure of the Company’s operating performance. The Company computes FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT, which states FFO should represent net income (loss) before minority interest (computed in accordance with GAAP) plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures and including gains (or losses) from debt restructuring and excluding gain on sale of property. Further, other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
Adjusted Funds From Operations
Management believes that AFFO is a useful measure of the Company’s liquidity. The Company computes AFFO by adding to FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization.
First generation costs include tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. The Company also excludes development and redevelopment related expenditures. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.